Net Finance Costs	12 Months Ended
Mar. 31, 2018
Net Finance Costs Details Narrative
Net Finance Costs
8	NET FINANCE COSTS

	Year ended March 31
	2018	2017	2016
	(in thousands)
Interest on borrowings	$32,556	$25,828	$22,644
Reclassification of cash flow hedge to consolidated statements of income	375	804	804
Total interest expense(*)	32,931	26,632	23.448
Capitalized interest on eligible film rights and content advances	(13,263)	(7,111)	(9,729)
Total finance costs	19,668	19,521	13,719
Less: Interest income
Unwinding of interest	(932)
Bank deposits	(923)	(2,365)	(5,709)
Total finance income	(1,855)	(2,365)	(5,709)

	$17,813	$17,156	$8,010

For the year ended March 31, 2018, the capitalization rate of interest was 11.5% (2017: 7.6% and 2016: 6.9%).

(*) Interest expense in respect of financial liabilities classified at fair value through profit or loss $4,338 (2017: Nil and 2016: Nil)